ACQUISITIONS	12 Months Ended
Jan. 29, 2012
ACQUISITIONS

NOTE 2 – ACQUISITIONS

HD Supply enters into strategic acquisitions to expand into new markets, new platforms, and new geographies in an effort to better service existing customers and attract new ones. In accordance with the acquisition method of accounting under ASC 805, Business Combinations, the results of the acquisitions completed by HD Supply are reflected in the Company’s consolidated financial statements from the date of acquisition forward.

On May 2, 2011, the Company closed on a transaction to acquire substantially all of the assets of Rexford Albany Municipal Supply Company, Inc. (“RAMSCO”) for approximately $21 million. RAMSCO specializes in distributing water, sanitary and storm sewer materials primarily to municipalities and contractors through four locations in upstate New York. These locations are operated as part of the HD Supply Waterworks business.

On June 1, 2009, HD Supply acquired substantially all of the assets of ORCO Construction Supply, a former competitor of the White Cap business, out of bankruptcy, for approximately $16 million. The total estimated fair value of the net assets acquired, net of liabilities assumed, at the date of the acquisition was $18 million, resulting in a $2 million bargain purchase gain, which is included in Other (income) expense, net in the Consolidated Statements of Operations.